EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the quarterly report of TOMI Environmental Solutions, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2011, as filed with the Securities and Exchange Commission on May 16, 2011 (the "Report"), I, Halden S. Shane, Chairman of the Board and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 16, 2011                 By: /s/ Halden S. Shane
                                          --------------------------------
                                             Halden S. Shane
                                             Chairman of the Board,
                                             Chief Executive Officer and
                                             Principal Financial Officer